Exhibit 4(e)
                                                    CONFORMED COPY

         AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

         AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of June 17, 1999 among BETHLEHEM STEEL FUNDING, LLC, BETHLEHEM STEEL CREDIT AFFILIATE ONE, INC., BETHLEHEM STEEL CREDIT AFFILIATE TWO, INC., BETHLEHEM STEEL CORPORATION, as Servicer, the financial institutions listed on the signature pages hereof, as Buyers, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Structuring and Collateral Agent.

                        W I T N E S S E T H :

         WHEREAS, the parties hereto have heretofore entered into a Receivables Purchase Agreement dated as of September 12, 1995, which was amended and restated by an Amended and Restated Receivables Purchase Agreement dated as of June 5, 1997 and an Amended and Restated Receivables Purchase Agreement dated as of June 19, 1998 (as so amended and restated, the "Agreement"), and

         WHEREAS, the parties hereto desire to amend the Agreement to add new Buyers and to adjust the Commitments (as defined in the Agreement) as set forth on the signature pages hereto and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below; NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.  Definitions; References.  Unless otherwise
                     -----------------------
specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the effective date hereof refer to the Agreement as amended and restated hereby.

         SECTION 2.  Definitions.
                     -----------

         Section 1.1 of the Agreement is amended as follows:




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              Clause (i) of the definition of "Commitment" is
         superceded by the provisions of Section 3 of this Amendment and Restatement.

         SECTION 3.  Changes in Commitments.  With effect from and
                     ----------------------
including the 1999 Effective Date (as defined in Section 6 of this Agreement and Restatement), (i) each Person listed on the signature pages hereof that is not a party to the Agreement (a "New Buyer") shall become a Buyer party to the Agreement and (ii) the Commitment of each Buyer shall be the amount set forth opposite the name of such Buyer on the signature pages hereof. The calculation of accrued Fees payable to each Buyer on the first Quarterly Date or other date after the 1999 Effective Date on which Fees are payable shall reflect any additions to and changes in the Commitments of the Buyers made pursuant to this Section 3 and, notwithstanding the provisions of
Section 2.7 of the Agreement, shall be paid to each Buyer accordingly. If any Tranches are outstanding on the 1999 Effective Date and, as a result of additions to and changes in the Commitments of the Buyers, such Tranches are not held by the Buyers ratably in proportion to their Commitments, such Tranches shall continue to be held on a non-pro-rata basis until the next Yield Accrual Period therefor starts, at which time the Buyers (including New Buyers) shall, as appropriate, buy and sell such Tranches such that, after giving effect to such purchases, such Tranches are held ratably, and Section 2.8 of the Agreement shall apply to any such purchases.

         SECTION 4.  Representations and Warranties.  BSF and BSC each
                     ------------------------------
hereby represents and warrants that as of the 1999 Effective Date
(after giving effect hereto):

         (a) no Termination Event or Potential Termination Event will have occurred and be continuing; and

         (b) the representations and warranties set forth in Articles 5 and 7 of the Agreement, Article IV of the Purchase and Sale
Agreement and Article IV of the BSC-Lukens Purchase and Sale
Agreement, after giving effect to this Amendment and Restatement, will be true and correct.

         SECTION 5.  Governing Law.  This Amendment and Restatement
                     -------------
shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6.  Counterparts; Effectiveness.  This Amendment and
                     ---------------------------
Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date (the "1999 Effective Date", which must be no later than June 30, 1999) on which each of the following conditions shall have been satisfied:

                                  2


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              (i) receipt by the Administrative Agent of duly executed
         counterparts hereof signed by each of the parties hereto (or, in the case of any Buyer as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such Buyer of execution of a counterpart hereof by such Buyer);

              (ii) receipt by the Administrative Agent of new Buyer's Certificates for the Buyers;

              (iii) receipt by the Administrative Agent of (x) a certificate of the secretary or an assistant secretary of BSC certifying as of the 1999 Effective Date (A) as to no amendments to the certificate of incorporation or By-laws of BSC and (B) as to no liquidation or dissolution proceeding;
         (y) the certificate of incorporation of BSC certified as of a date reasonably near the 1999 Effective Date by the Secretary of State of the State of Delaware; and (z) a good standing certificate for BSC issued by the Secretary of State of the State of Delaware, dated a date reasonably near the 1999 Effective Date;

              (iv) receipt by the Administrative Agent of (A) a good standing certificate for BSF issued by the State Department of Assessments and Taxation of Maryland dated a date reasonably near the 1999 Effective Date; (B) a certificate of the Members certifying as of the 1999 Effective Date (i) as to no amendments to the Articles of Organization or Operating Agreement of BSF and (ii) as to no dissolution proceeding;
         (C) a good standing certificate for each Special Purpose Member issued by the State Department of Assessments and Taxation of Maryland, dated a date reasonably near the 1999 Effective Date; (D) a certificate of the secretary or an assistant secretary of each Special Purpose Member certifying as of the 1999 Effective Date (i) as to no amendments to the Articles of Incorporation or By-laws of such Special Purpose Member and (ii) as to no liquidation or dissolution proceeding;

              (v) receipt by the Administrative Agent of certified resolutions of the Members of BSF, authorizing the execution, delivery and performance by BSF of this Amendment and Restatement;

              (vi) receipt by the Administrative Agent of (x) certified resolutions of the board of directors of each Special Purpose Member or a duly authorized committee thereof, authorizing the execution, delivery and performance by such Member of this Amendment and Restatement and (y)

                                       3


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         a certificate setting forth the name and specimen signature of each officer of such Member authorized on its behalf to execute such agreements;

              (vii) receipt by the Administrative Agent of (A) a certificate dated the 1999 Effective Date signed by the Chief Financial Officer, Treasurer or Controller of BSC as to the accuracy of the representations and warranties set forth in
         Section 4 of this Amendment and Restatement and (B) a certificate dated the 1999 Effective Date executed by the Special Purpose Members as to the accuracy of the representation and warranties set forth in Section 4 of this Amendment and Restatement;

              (viii) receipt by the Administrative Agent for the account of each Buyer of an amendment fee in an amount equal to 0.1% of such Buyer's Commitment as set forth on the signature pages hereto;

              (ix) the Amendment and Restatement dated as of June 17, 1999 of the Inventory Credit Agreement shall have become, or concurrently shall become, effective; and

              (x) an amendment to the Purchase and Sale Agreement in the form of Annex I hereto shall have been duly executed and delivered by each of the parties thereto, and the Administrative Agent shall have received an executed original thereof.

         The Administrative Agent shall promptly notify the parties hereto of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

         BSC hereby also agrees to deliver to the Administrative Agent no later than July 7, 1999: (x) certified resolutions of the board of directors of BSC or a duly authorized committee thereof, authorizing the execution, delivery and performance by BSC of this Amendment and Restatement and (y) a certificate setting forth the name and specimen signature of each officer of BSC authorized on its behalf to execute such agreements.

                                  4


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         IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                       BETHLEHEM STEEL FUNDING, LLC

                       By: /s/ Gary L. Millenbruch
                           ----------------------------
                           Title: Authorized Agent

                           5111 North Point Boulevard
                           Sparrows Point, MD 21219-1014

                           Telephone: 410-388-7780
                           Facsimile: 410-388-7783
                           Attention: D.K. Schoenen, Authorized Agent


                       BETHLEHEM STEEL CREDIT AFFILIATE
                       ONE, INC.

                       By: /s/ Gary L. Millenbruch
                           ----------------------------
                           Title: Authorized Agent

                           5111 North Point Boulevard
                           Sparrows Point, MD 21219-1014

                           Telephone: 410-388-7781
                           Facsimile: 410-388-7783
                           Attention: D.K. Schoenen, President

                                  5




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                       BETHLEHEM STEEL CREDIT AFFILIATE
                       TWO, INC.

                       By: /s/ Gary L. Millenbruch
                           ----------------------------
                           Title: Authorized Agent

                           5111 North Point Boulevard
                           Sparrows Point, MD 21219-1014

                           Telephone: 410-388-7781
                           Facsimile: 410-388-7783
                           Attention: D.K. Schoenen, President


                       BETHLEHEM STEEL CORPORATION,
                       as Servicer


                       By: /s/ Gary L. Millenbruch
                           -----------------------------
                           Title: EVP, Chief Financial Officer
                                  and Treasurer

                           1170 Eighth Avenue
                           Bethlehem, PA 18016

                           Telephone: (610) 694-2603
                           Facsimile: (610) 694-1258
                           Attention: Leonard M. Anthony

                                  6


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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


                       MORGAN GUARANTY TRUST
                       COMPANY OF NEW YORK,
                       as Administrative Agent, Structuring and
                       Collateral Agent, and L/C Issuing Bank


                       By: /s/ Robert S. Jones
                           ---------------------------------
                           Title: Vice President
                           60 Wall Street
                           New York, NY 10260

                           Telephone:
                           Facsimile:
                           Attention:

                                  7




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement



                       THE CHASE MANHATTAN BANK,
                         as L/C Issuing Bank


                       By: /s/ James H. Ramage
                           --------------------------
                           Title: Vice President


                                  8




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


                       THE LONG-TERM CREDIT BANK OF
                         JAPAN, LTD., as L/C Issuing Bank


                       By: /s/ Gregory L. Hong
                           -----------------------------
                           Title: Deputy General Manager

                                  9




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $41,212,121.21       MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK


                                 By: /s/ Robert S. Jones
                                     --------------------------
                                     Title: Vice President



                                  10




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $36,833,333.33       THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                 By: /s/ Gregory L. Hong
                                     ----------------------------
                                     Title: Deputy General Manager


                                  11




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $30,909,090.91       THE CHASE MANHATTAN BANK


                                 By: /s/ James H. Ramage
                                     ----------------------------
                                     Title: Vice President


                                  12




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $25,757,575.76     FIRST UNION NATIONAL BANK
                                 (successor to Corestates Bank, N.A.)


                               By: /s/ William M. Hogan
                                   ----------------------------
                                   Title: Vice President


                                  13




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $25,757,575.76        THE BANK OF NEW YORK


                                  By: /s/ Walter C. Parelli
                                      -------------------------
                                      Title: Vice President


                                  14




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $25,757,575.76       UBS AG, Stamford Branch

                                 By: /s/ Philippe R. Sandmeier
                                     ---------------------------
                                     Title: Director

                                 By: /s/ Paula Mueller
                                     ----------------------------
                                     Title: Director

           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $23,181,818.19       THE FIRST NATIONAL BANK OF
                                   CHICAGO


                                 By: /s/ Jeffrey Lubatkin
                                     ----------------------------
                                     Title: Vice President



                                  16




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $41,212,121.21       BANK OF AMERICA NT & SA


                                 By: /s/ Thomas Blake
                                     --------------------------------
                                     Title: Senior Vice President


                                  17




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $12,106,060.60       SALOMON BROTHERS HOLDING
                                   COMPANY INC.


                                 By: /s/ Timothy L. Freeman
                                     -------------------------------
                                     Title: Attorney-in-Fact



                                  18




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $15,454,545.45       SOCIETE GENERALE


                                 By: /s/ Joseph A. Philbin
                                     ---------------------------------
                                     Title: Director



                                  19




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $12,878,787.88       BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC. (as
                                 assignee from Bank Austria AG)


                                 By: /s/ Amy Rick
                                     -----------------------------
                                     Title: Vice President

                                 By: /s/ Frederic W. Hall
                                     -----------------------------
                                     Title: Vice President

                                  20




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $12,878,787.88       SUMMIT BANK


                                 By: /s/ David B. Kennedy
                                     -------------------------------
                                     Title: Regional Vice President



                                  21



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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $12,878,787.88        THE SUMITOMO BANK, LIMITED
                                    NEW YORK BRANCH


                                  By: /s/ C. Michael Garrido
                                      --------------------------------
                                      Title: Senior Vice President


                                  22




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $12,878,787.88       WILMINGTON TRUST


                                 By: /s/ Joseph M. Finley
                                     -----------------------------
                                     Title: Vice President


                                  23




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           Signature page to June 17, 1999 Bethlehem Steel
         Amended and Restated Receivables Purchase Agreement


Commitment: $10,303,030.30       THE INDUSTRIAL BANK OF JAPAN
                                   LIMITED


                                 By: /s/ John Dippo
                                     ------------------------------
                                     Title: Senior Vice President





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